UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2007

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level , 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	515-281-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2007, the following two individuals were elected to the Federal Home Loan Bank of Des Moines ("Bank") Board of Directors ("Board") for three-year terms commencing January 1, 2008:

Joseph C. Stewart III, Chief Executive Officer, Bank Star, Pacific, Missouri. Mr. Stewart was newly elected for a three-year term commencing January 1, 2008.

Eric Hardmeyer, President and Chief Executive Officer, Bank of North Dakota, Bismarck, North Dakota. Mr. Hardmeyer was newly elected for a three-year term commencing January 1, 2008.

Michael J. Finley, President, Janesville State Bank, Janesville, Minnesota, was previously declared elected by the Bank to its Board of Directors for a three-year term commencing January 1, 2008. The directorship was filled without an election because only one nominee accepted nomination for the one Minnesota director seat available.

At the time of this filing, Mr. Finley serves on the following committees of the Bank's Board: Risk Management Committee (vice chair), and Business Operations and Housing Committee. Whether Mr. Finley is expected to be named to serve on any committee of the Board for 2008 has not been determined as of the time of this filing. The 2008 Board committees on which Messrs. Stewart and Hardmeyer will be named to serve have not yet been determined as of the date of this filing.

The above directors' elections took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act ("Bank Act") and the related regulations of the Federal Housing Finance Board ("Finance Board"). Pursuant to the Bank Act and Finance Board regulations, the majority of the Bank's directors are elected by and from the Bank's membership. The remaining directors are required to be appointed by the Finance Board. In the normal course of its business, the Bank extends credit to members whose officers or directors may serve as directors of the Bank. All loans extended by the Bank to such members are on market terms that are no more favorable to them than the terms of comparable transactions with other members.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Form 8-K is a copy of the Bank's annnouncement to members dated October 26, 2007, regarding the election of Messrs. Finley, Hardmeyer and Stewart. The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Announcement to Members dated October 26, 2007 regarding the election results

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

October 26, 2007	By:	/s/ Michael L. Wilson

Name: / Michael L. Wilson
Title: Executive Vice President and Chief Business Officer

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Exhibit Index

Exhibit No.	Description

99.1	Member Announcement